SMITH BARNEY INVESTMENT FUNDS, INC.
on behalf of the
Smith Barney Investment Grade Bond Fund
Smith Barney Government Securities Fund
Smith Barney Special Equities Fund
Smith Barney Managed Growth Fund
Smith Barney Concert Peachtree Growth Fund
(the "Funds")
Supplement dated March 10, 1998 to
Statement of Additional Information dated April 30,
1997



	On March 9, 1998, shareholders of the Funds approved the elimination of the following fundamental policy limiting the Funds' participation in joint securities trading accounts:

	"No Fund may participate on a joint or a joint and several basis in any trading account in securities. (The "bunching" of orders of two or more
Funds--or of one or more Funds and of other accounts-- for the sale or purchase of portfolio securities shall not be considered participation in a joint securities trading account)."